UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2014

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 16, 2014, Amarin Corporation plc (the “Company”) entered into a series of warrant amendment agreements (collectively, the “Warrant Amendments”) in order to extend the expiration date of certain outstanding warrants (collectively, the “Warrants”) to the close of business, New York time, on February 27, 2015. The Warrants were issued by the Company pursuant to certain Equity Securities Purchase Agreements dated October 2009 and were scheduled to expire on October 16, 2014. No other terms of the Warrants were amended. The Warrants currently provide the holders thereof the right to purchase up to an aggregate of 8,087,388 of the ordinary shares of the Company at an exercise price of $1.50 per share. The form of Warrant Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The foregoing description of the terms of the Warrant Amendments is qualified in its entirety by reference thereto.

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01 below, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company also announced today its intention to share with investors the amount of cash and cash equivalents it had on hand as of September 30, 2014. Although the Company has not finalized its financial results for the three and nine months ended September 30, 2014, the Company currently anticipates that its cash and cash equivalents were approximately $135.4 million as of September 30, 2014. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of September 30, 2014 and its results of operations for the three and nine months ended September 30, 2014. The Company expects to announce its full results for the three and nine months ended September 30, 2014 by November 10, 2014.

The information in this report furnished pursuant to Items 2.02 and 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

* * *

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Warrant Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2014	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Warrant Amendment